1 FIRST AMENDMENT TO COMMON STOCK PURCHASE WARRANTS This First Amendment to Common Stock Purchase Warrants (this “Amendment”), dated as of June 23, 2023 (the “Effective Date”) is by and between Jushi Holdings Inc. (“Issuer”) and Acquiom Agency Services LLC, solely in its capacity as collateral agent (“Collateral Agent”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Indenture (as hereinafter defined). RECITALS WHEREAS, certain investors entered into Subscription Agreements with Issuer pursuant to which such investors purchased 12% Second Lien Notes Due December 7, 2026 (the “Notes”) and detached warrants to purchase Subordinate Voting Shares of the Issuer at an exercise price of US$2.086, with an expiry date of December 7, 2026 (the “Warrants”); WHEREAS, the Notes are governed by the terms of that certain Trust Indenture, dated as of December 7, 2022, by and between the Issuer and Odyssey Trust Company, as trustee (the “Indenture”). WHEREAS, pursuant to Section 12 of the Warrants the Issuer and the Collateral Agent (at the direction of the holders of Warrants constituting greater than fifty percent (50%) of all the outstanding Warrants issued in connection with the Offering) may amend any provision of the Warrants; WHEREAS, on or about June 5, 2023, the holders of Warrants constituting greater than fifty percent (50%) of all the outstanding Warrants approved certain amendments to the Warrants, and directed the Collateral Agent to make such amendments to the Warrants; WHEREAS, pursuant to and in accordance with the direction of the holders of Warrants constituting greater than fifty percent (50%) of all the outstanding Warrants, Issuer and Collateral Agent desire to amend the Warrants; NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Amendments to Warrants. The Warrants shall automatically be amended as of the Effective Date by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and adding the underlined text (indicated textually in the same manner as the following example: underlined text) as indicated in Exhibit A attached hereto. 2. Miscellaneous. (a) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Issuer, Collateral Agent, each Holder and all of their respective successors and assigns. EXHIBIT 10.2

2 (b) Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment in that jurisdiction or the validity or enforceability of any provision of this Amendment in any other jurisdiction. (c) Counterparts/Execution. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof. (d) No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment. (e) Ratification. Except to the extent expressly modified by this Amendment, the parties reconfirm and ratify the Warrants and confirm that the Warrants have remained in full force and effect, to the extent set forth therein, since the date of their execution. (f) Offering Document. This Amendment constitutes an Offering Document. All references to the Warrants in the Offering Documents shall mean the Warrants as modified by this Amendment. (g) APPLICABLE LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. ISSUER By: /s/ Jon Barack_____________________ Name: Jon Barack Title: President COLLATERAL AGENT By: /s/Beth Cesari_____________________ Name: Beth Cesari Title: Senior Director

EXHIBIT A AMENDMENT TO WARRANTS [attached]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY OR INTERESTS OR PARTICIPATIONS HEREIN MUST NOT TRADE THE SECURITY BEFORE APRIL 8, 2023. NEITHER THE WARRANTS NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS (COLLECTIVELY, THE “SECURITIES”) OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID SECURITIES ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. Warrant No. ___ [●] Shares of Common Stock JUSHI HOLDING INC. COMMON STOCK PURCHASE WARRANT THIS CERTIFIES that, for value received, , (together with his/her/its successors and permitted assignee(s) or transferee(s) of this Warrant, the “Warrant Holder”) is entitled to subscribe for and purchase from Jushi Holding Inc., a British Columbia corporation (the “Company”), [●] fully-paid and non-assessable subordinate voting shares of the Company, no par value (subject to adjustment as described herein, the “Common Stock”), at the per share price equal to the Purchase Price at any time until the Expiration Date. This Warrant is being issued by the Company in connection with, but for the avoidance of doubt is detached from, the Company’s issuance of a second lien promissory note in the aggregate principal amount of $[●] to the Warrant Holder (the “Second Lien Note”) pursuant to that certain subscription agreement dated as of [●], 2022 (the “Subscription Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Second Lien Note). 1. Issuance of Warrant. 1.1 Number of Shares Subject to Warrant. Subject to the terms and conditions herein set forth, the Warrant Holder is entitled to purchase from the Company [●] shares of Common Stock, subject to adjustment as provided herein. 1.2 Exercise Period. This Warrant shall be exercisable until 5:00 p.m., Eastern Time, on December 7, 2026 (the “Expiration Date”). 1.3 Purchase Price. This Warrant is exercisable in whole or in part at an exercise price (the “Purchase Price”) of US $2.0861.00 per share. 1.4 Exercise of Warrant. The Warrant Holder shall exercise this Warrant in accordance with the provisions of Section 6 hereof.   2. Adjustments; Anti-Dilution Provisions. 2.1 Stock Split, Subdivision or Combination of Common Stock; Stock Dividend; Asset or Capital Dividend; or Rights Offerings. (a) Stock Split, Subdivision or Combination. If the Company, at any time while this Warrant is outstanding, shall split, subdivide or combine the Common Stock (excluding payment of a dividend in Common Stock), the number of shares of Common Stock subject to purchase under this Warrant: (i) shall be proportionately increased and the Purchase Price shall be proportionately decreased, in case of a split or subdivision of the Common Stock, as of the effective date of such stock split or subdivision, or, if the Company shall take a record of the holders of the Common Stock for the purpose of so splitting or subdividing, as at such record date, whichever is earlier, or (ii) shall be proportionately decreased and the Purchase Price shall be proportionately increased, in the case of combination of Common Stock, as at the effective date of such combination or, if the Company shall take a record of holders of the Common Stock for the purpose of so combining, as at such record date, whichever is earlier. (b) Stock Dividends. In the event the Company, at any time while this Warrant is outstanding, shall pay a dividend payable in, or make any other distribution (except any distribution pursuant to Section 2.1(a) hereof, which shall be governed by that section) in the nature of a dividend of, Common Stock, then the Purchase Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to a price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. The Warrant Holder shall thereafter be entitled to purchase, at the adjusted Purchase Price, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment, and dividing the product so obtained by the adjusted Purchase Price. (c) Rights Offerings. If the Company grants, issues or sells Common Stock (other than a distribution in the nature of a dividend pursuant to Sections 2(b) or 2(d) hereof, which shall be governed by those sections, respectively), any preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (each, a “Common Stock Equivalent”), or other rights to purchase stock, warrants, securities or other property pro-rata to the record holders of the Company’s Common Stock (each, a “Purchase Right”), the Company shall give the Warrant Holder notice, in writing, not less than ten (10) Business Days prior to the record date for the receipt of such Purchase Rights (a “Purchase Rights Notice”). Each Warrant Holder shall have five (5) Business Days from the date of receipt of a Purchase Rights Notice (the “Right Offering Election Period”) to inform the Company, in writing, that such Warrant Holder affirmatively elects to receive the applicable Purchase Rights, in which case such Warrant Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Warrant Holder could have acquired if the Warrant Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. In the event a Warrant Holder does not elect, in writing, to receive the applicable Purchase Rights within the Rights Offering Election Period, the then-current Purchase Price of the shares of Common Stock acquirable upon complete exercise of this Warrant on the record date set forth in the preceding sentence shall be adjusted downward by an amount equal to the fair market value of the Purchase Rights as of the applicable record date (as determined by the Company’s Board of Directors in good faith).using a pricing model in accordance with accounting principles generally accepted in the United States). Given that the aforementioned downward adjustment is unilaterally made by the Company’s Board of Directors, such adjustments will be favorable to the Warrant Holder, and will be made to negate the dilution event. (d) Asset or Capital Dividend. If the Company, at any time while this Warrant is outstanding, shall make a distribution of its assets pro-rata to the record holders of the Company’s Common Stock and/or any class of stock convertible into its Common Stock as a dividend (an “Asset Dividend”), the Company shall give the Warrant Holder notice, in writing, not less than ten (10) Business Days prior to the record date for the receipt of such Asset Dividend (an “Asset Dividend Notice”). Each Warrant Holder shall have five

(5) Business Days from the date of receipt of an Asset Dividend Notice (the “Asset Dividend Election Period”) to inform the Company, in writing, that such Warrant Holder affirmatively elects to receive the applicable Asset Dividend, in which case the applicable Warrant Holder shall be entitled to acquire, upon the terms applicable to such Asset Dividends, the aggregate Asset Dividend which the Warrant Holder could have acquired if the Warrant Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the distribution of such Asset Dividend, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the distribution of such Asset Dividend. In the event a Warrant Holder does not elect, in writing, to receive the applicable Asset Dividend within the Asset Dividend Election Period, the then-current Purchase Price of the shares of Common Stock acquirable upon complete exercise of this Warrant on the record date set forth in the preceding sentence shall be adjusted downward by an amount equal to the fair market value of the Asset Dividend as of the applicable record date (as determined by the Company’s Board of Directors in good faith).using a pricing model in accordance with accounting principles generally accepted in the United States). Given that the aforementioned downward adjustment is unilaterally made by the Company’s Board of Directors, such adjustments will be favorable to the Warrant Holder, and will be made to negate the dilution event. (e) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization or Reclassification. In the event the Company, at any time or from time to time while this Warrant is outstanding, (i) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for capital stock or other securities or property of any other entity, or (iii) shall transfer all or substantially all of its properties and assets to any other entity, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than one deemed to result in the issuance of additional Common Stock), then, and in each such event, lawful provision shall be made so that the Warrant Holder shall be entitled to receive upon the exercise hereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, in lieu of the shares of Common Stock issuable upon exercise of this Warrant prior to such consummation, the capital stock and other securities and property to which the Warrant Holder would have been entitled upon such consummation if the Warrant Holder had exercised this Warrant immediately prior thereto. This Section 2.1(e) shall not apply to any merger or consolidation of the Company solely for the purposes of changing the legal domicile or jurisdiction of the Company. (f) Certificate of Adjustment. The Company shall, within a reasonable time period after written request at any time by any Warrant Holder, furnish or cause to be furnished to the Warrant Holder a certificate setting forth adjustments of the Purchase Price and of the number of shares of Common Stock issuable upon exercise of this Warrant and the amount, if any, of other property at the time receivable upon the exercise of this Warrant. (g) No Other Adjustment. The number of shares of Common Stock issuable upon exercise of this Warrant and the Purchase Price shall not be adjusted except in the manner and upon the terms and conditions set forth in Section 2 of this Warrant. For clarity purposes, and notwithstanding anything contained herein to the contrary, in no event shall a Warrant Holder be entitled to both a dividend (including an Asset Dividend), distribution, Purchase Right or other payment or right of any kind or nature whatsoever (whether cash, securities, or otherwise) with respect to a share of Common Stock pursuant to Section 2(c), 2(d) or 2(e) and a corresponding downward adjustment to the Purchase Price of the same share of Common Stock. (h) Exempt Issuances. Notwithstanding the foregoing or anything contained in this Section 2 to the contrary, the provisions of this Section 2 shall not apply to any Exempt Issuance. For purposes hereof, an “Exempt Issuance” shall mean the issuance of Common Stock or Common Stock Equivalents: (i) to employees or directors of, or consultants to, the Company upon approval by the Company’s Board of Directors or under an equity incentive or similar stock plan approved by the Company’s Board of Directors, (ii) upon the exercise or conversion of securities that are issued and outstanding as of the Issue Date, (iii) in full or partial consideration in connection with a bona fide merger, acquisition, consolidation or purchase of all or substantially all of the securities or assets of a Person, provided such issuance is not for the primary purpose of raising capital by the Company; (iv) in connection with any contingent or conditional indebtedness of the Company arising from or related to any contractual or other obligation of the Company entered into prior to the Issue Date; (v) in connection with any equity or other financing undertaken by the Company resulting in gross proceeds of less than two million dollars ($2,000,000); (vi) in connection with a bona fide strategic license or lease agreement, supply agreement, marketing or distribution agreement, or other bona fide partnering arrangement, provided such issuance is not for the primary purpose of raising capital by the Company; or (vii) to a bank or other financial institution pursuant to a bona fide commercial indebtedness financing or to an equipment lessor pursuant to a bona fide equipment leasing agreement. (i) Adjustments Subject to Stock Exchange Requirements. Any and all amendments and adjustments to the number of shares of Common Stock issuable upon exercise of this Warrant and the Purchase Price as contemplated in this Section 2 are subject to, and may only be made in compliance with, the rules of the Canadian Stock Exchange (the “CSE”) or such other exchange on which the Common Stock are listed for trading, as well as all and applicable Canadian and U.S. securities laws. In the event applicable Canadian or U.S. securities laws or the rules and regulations of the CSE or any other stock exchange on which the Common Stock are listed for trading require any amendments or adjustments to the number of shares of Common Stock issuable upon exercise of this Warrant and/or the Purchase Price, and such amendments or adjustments conflict with the terms and provisions of this Warrant, the Company may make the adjustments required pursuant to Canadian or U.S. securities laws or the rules and regulations of the CSE or any other stock exchange on which the Common Stock are listed for trading instead of the amendments and adjustments set forth herein in the Company’s reasonable discretion, and such amendments and adjustments shall not be a violation of this Warrant by the Company. 3. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereof. In lieu of any fractional shares of Common Stock that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value. 4. No Stockholder Rights. This Warrant shall not entitle the Warrant Holder to any of the rights of a stockholder of the Company. 5. Reservation of Shares. The Company covenants that the shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved and, when issued and paid for, will be validly issued, fully paid and non-assessable. The issuance of this Warrant shall constitute full authority to those officers of the Company who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant. 6. Exercise of Warrant. 6.1 Time and Manner of Exercise. This Warrant may be exercised at any time or from time to time on or after the date hereof, but in no event later than the Expiration Date. In order to exercise this Warrant, in whole or in part, the Warrant Holder shall deliver to the Company, at its address specified in Section 10 below, (i) a written notice in the form of Annex A attached hereto of such Warrant Holder’s election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) a wire transfer or a certified or official bank check or checks payable to the order of the Company in an amount equal to the product of the Purchase Price and the number of shares of Common Stock to be purchased at such time pursuant to the Warrant, and (iii) this Warrant. Upon receipt of such items, the Company shall, as promptly as practicable, issue or cause to be issued and delivered to such Warrant Holder a direct registration system statement or, if requested by the Warrant Holder, multiple a direct registration system statements representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3 above. This Warrant shall be deemed to have been exercised and such direct registration system statement or direct registration system statements shall be deemed to have been issued, and such Warrant Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with said cash or check or checks and this Warrant, are received by the Company as aforesaid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of said direct registration system statement or direct registration system statements, deliver to such Warrant Holder a new Warrant evidencing the rights of such Warrant Holder to purchase the unpurchased shares of Common Stock, or such other securities as may become subject to the right to purchase by the Warrant Holder under the terms hereof, which new Warrant shall in all other respects be identical to this Warrant. 6.2 Net Settlement (Cashless) Exercise. In any exercise of this Warrant on any date occurring twelve (12) months after the date of issuance of this Warrant, and, provided that the Fair Market Value (as defined below) of the Common Stock is greater than the Purchase Price of the Common Stock on such exercise date, in lieu of payment of the aggregate Purchase Price in the manner specified in Section 6.1 above, but otherwise in accordance with the requirements of this Warrant, the Warrant Holder may elect to receive shares of Common Stock equal to the value of this Warrant, or portion hereof as to which the Warrant is being exercised. Thereupon, the Company shall issue to the Warrant Holder such a number of fully paid and nonassessable shares of Common Stock as is computed using the following formula: X = Y(A-B) / A Where: X = The number of shares of Common Stock to be issued to the Warrant Holder Y = The number of shares of Common Stock with respect to which this Warrant is being exercised A = The Fair Market Value of the shares of Common Stock with respect to which this Warrant is being exercised. B = The Purchase Price (as set forth in Section 1.3 hereof) For purposes of this Warrant, including without limitation this Section 6.2, “Fair Market Value” means the average closing volume weighted average price of the Company’s Common Stock on the CSE or such other principal stock exchange on which the Company’s securities are traded for the twenty (20) trading days immediately preceding the applicable exercise date.   6.3 Payment of Taxes and Expenses. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed in respect of, the issue or delivery thereof, other than any federal, state or local income tax or other tax based upon gross or net income, owed by the Warrant Holder on account of such issuance or delivery. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Warrant Holder, and in such case the Company shall not be required to issue or deliver any direct registration system statements until such tax or other charge has been paid or it has been established to the Company’s reasonable satisfaction that no such tax or other charge is due. 6.4 No Cash Settlement. In no event shall the Company be required to settle the Warrants in cash. 7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at the expense of the Warrant Holder, shall execute and deliver, in lieu thereof, a new warrant. 8. Transfer of Warrant. This Warrant and all rights hereunder are transferable upon surrender of this Warrant properly endorsed; provided that: (a) such transfer must be effected in accordance with applicable securities laws and the rules and regulations of all securities exchanges on which the Common Stock are traded and, if requested by the Company, the Warrant Holder shall have delivered to the Company a legal opinion or such other evidence as the Company may reasonably request demonstrating the proposed transfer complies with all applicable securities laws and the rules and regulations of all securities exchanges on which the Common Stock are traded, (b) the Company is, within a reasonable time prior to such transfer, furnished with written notice of the name and address of the transferee and the portion of the shares of Common Stock issuable upon exercise of this Warrant to which the transferee is entitled, and (c) the Company has approved of such transfer (such approval not to be unreasonably withheld, conditioned or delayed). Upon such surrender, the Company, at the expense of the transferee or transferor hereof, as the transferee and transferor may decide between themselves, will issue and deliver to, on the order of the transferee, a new Warrant in the name of such transferee or as such transferee (on payment by such transferee of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant surrendered. 9. Miscellaneous. This Warrant shall be governed by the laws of New York. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. For the avoidance of doubt, any Common Stock issued upon exercise of this Warrant shall be unregistered and restricted from being offered, sold, transferred, assigned, pledged or hypothecated except in accordance with applicable securities laws. 10. Notice Generally. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, addressed to the Warrant Holder at such Warrant Holder’s last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. 11. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND THE WARRANT HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 12. Amendments and Waiver. Any provision of this Warrant may be amended, modified or supplemented, and waiver or consents to departures from the provisions of this Warrant may be given, with written consent of both the Company and the Collateral Agent (at the direction of the holders of Warrants constituting greater than fifty percent (50%) of all the outstanding Warrants issued in connection with the

Offering). Any such amendment or waiver shall apply to and be binding upon the Warrant Holder, upon each future holder of this Warrant and upon the Company, whether or not the Warrant Holder shall have agreed to such amendment or the giving of such waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived.   [Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed and issued this Warrant as of December 7, 2022. JUSHI HOLDING INC., a British Columbia corporation By: __________________________ Name: Title: ACKNOWLEDGED AND AGREED: WARRANT HOLDER: (Printed Name of the Warrant Holder) (Signature: by authorized officer if a corporation; by authorized member or manager if a limited liability company; by general partner if a partnership; by owner of a sole proprietorship; by the trustee if a trust, by the Holder if an individual) (Title, if signing on behalf of an entity) SIGNATURE PAGE TO WARRANT

ANNEX A NOTICE OF EXERCISE (To be Executed by the Registered Holder in Order to Exercise the Warrant) The undersigned hereby irrevocably elects to exercise the right to purchase __________________________ (________) shares of Common Stock, no par value, of Jushi Holding Inc., covered by Warrant No. ____ according to the conditions thereof. The undersigned hereby elects to exercise by: ___ (a) Making payment of the Purchase Price of such shares of Common Stock in accordance with the provisions of Section 6.1 of the Warrant, in full, in the amount of $____________; OR ___ (b) Electing to use the net settlement (cashless) exercise provisions of Section 6.2 of the Warrant. The undersigned understands that the shares of Common Stock being issued hereunder have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and that such shares of Common Stock may not be sold, transferred, or assigned in the United States except: (i) pursuant to an effective registration thereof under the Act; or (ii) if in the opinion of counsel for the registered owner thereof, which opinion is reasonably satisfactory to the Company, the proposed sale, transfer or assignment may be effected without such registration under the Act and will not be in violation of any applicable state or other jurisdiction securities laws. Dated: Printed Name of Registered Warrant Holder: Signature: Address:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY OR INTERESTS OR PARTICIPATIONS HEREIN MUST NOT TRADE THE SECURITY BEFORE APRIL 8, 2023. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. PRIOR TO EXPIRATION OF THE SIX MONTH DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S (“REGULATION S”)) UNDER THE SECURITIES ACT, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SUCH OFFER, SALE OR TRANSFER WILL REQUIRE THE HOLDER HEREOF TO DELIVER AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO JUSHI HOLDINGS INC. (THE “ISSUER”). BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS WARRANT AND ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT AND ANY INTERESTS OR PARTICIPATIONS HEREIN FURTHER AGREES THAT IT WILL GIVE EACH PERSON TO WHOM THIS WARRANT OR ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF OR ANY HOLDER OF INTERESTS OR PARTICIPATIONS HEREIN REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS LEGEND MAY ONLY BE REMOVED AT THE INSTRUCTION OF THE ISSUER. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. EACH PERSON EXERCISING THIS WARRANT IS REQUIRED TO GIVE (A) WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON; OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE WARRANT AND THE SECURITIES DELIVERED UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR ARE EXEMPT FROM REGISTRATION THEREUNDER. Warrant No. ___ [●] Shares of Common Stock JUSHI HOLDING INC. COMMON STOCK PURCHASE WARRANT THIS CERTIFIES that, for value received, , (together with his/her/its successors and permitted assignee(s) or transferee(s) of this Warrant, the “Warrant Holder”) is entitled to subscribe for and purchase from Jushi Holding Inc., a British Columbia corporation (the “Company”), [●] fully-paid and non-assessable subordinate voting shares of the Company, no par value (subject to adjustment as described herein, the “Common Stock”), at the per share price equal to the Purchase Price at any time until the Expiration Date. This Warrant is being issued by the Company in connection with, but for the avoidance of doubt is detached from, the Company’s issuance of a second lien promissory note in the aggregate principal amount of $[●] to the Warrant Holder (the “Second Lien Note”) pursuant to that certain subscription agreement dated as of [●], 2022 (the “Subscription Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Second Lien Note). 1. Issuance of Warrant. 1.1 Number of Shares Subject to Warrant. Subject to the terms and conditions herein set forth, the Warrant Holder is entitled to purchase from the Company [●] shares of Common Stock, subject to adjustment as provided herein. 1.2 Exercise Period. This Warrant shall be exercisable until 5:00 p.m., Eastern Time, on December 7, 2026 (the “Expiration Date”).

1.3 Purchase Price. This Warrant is exercisable in whole or in part at an exercise price (the “Purchase Price”) of US $2.0861.00 per share. 1.4 Exercise of Warrant. The Warrant Holder shall exercise this Warrant in accordance with the provisions of Section 6 hereof.   2. Adjustments; Anti-Dilution Provisions. 2.1 Stock Split, Subdivision or Combination of Common Stock; Stock Dividend; Asset or Capital Dividend; or Rights Offerings. (a) Stock Split, Subdivision or Combination. If the Company, at any time while this Warrant is outstanding, shall split, subdivide or combine the Common Stock (excluding payment of a dividend in Common Stock), the number of shares of Common Stock subject to purchase under this Warrant: (i) shall be proportionately increased and the Purchase Price shall be proportionately decreased, in case of a split or subdivision of the Common Stock, as of the effective date of such stock split or subdivision, or, if the Company shall take a record of the holders of the Common Stock for the purpose of so splitting or subdividing, as at such record date, whichever is earlier, or (ii) shall be proportionately decreased and the Purchase Price shall be proportionately increased, in the case of combination of Common Stock, as at the effective date of such combination or, if the Company shall take a record of holders of the Common Stock for the purpose of so combining, as at such record date, whichever is earlier. (b) Stock Dividends. In the event the Company, at any time while this Warrant is outstanding, shall pay a dividend payable in, or make any other distribution (except any distribution pursuant to Section 2.1(a) hereof, which shall be governed by that section) in the nature of a dividend of, Common Stock, then the Purchase Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to a price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. The Warrant Holder shall thereafter be entitled to purchase, at the adjusted Purchase Price, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment, and dividing the product so obtained by the adjusted Purchase Price. (c) Rights Offerings. If the Company grants, issues or sells Common Stock (other than a distribution in the nature of a dividend pursuant to Sections 2(b) or 2(d) hereof, which shall be governed by those sections, respectively), any preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (each, a “Common Stock Equivalent”), or other rights to purchase stock, warrants, securities or other property pro-rata to the record holders of the Company’s Common Stock (each, a “Purchase Right”), the Company shall give the Warrant Holder notice, in writing, not less than ten (10) Business Days prior to the record date for the receipt of such Purchase Rights (a “Purchase Rights Notice”). Each Warrant Holder shall have five (5) Business Days from the date of receipt of a Purchase Rights Notice (the “Right Offering Election Period”) to inform the Company, in writing, that such Warrant Holder affirmatively elects to receive the applicable Purchase Rights, in which case such Warrant Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Warrant Holder could have acquired if the Warrant Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. In the event a Warrant Holder does not elect, in writing, to receive the applicable Purchase Rights within the Rights Offering Election Period, the then-current Purchase Price of the shares of Common Stock acquirable upon complete exercise of this Warrant on the record date set forth in the preceding sentence shall be adjusted downward by an amount equal to the fair market value of the Purchase Rights as of the applicable record date (as determined by the Company’s Board of Directors in good faith).using a pricing model in accordance with accounting principles generally accepted in the United States). Given that the aforementioned downward adjustment is unilaterally made by the Company’s Board of Directors, such adjustments will be favorable to the Warrant Holder, and will be made to negate the dilution event. (d) Asset or Capital Dividend. If the Company, at any time while this Warrant is outstanding, shall make a distribution of its assets pro-rata to the record holders of the Company’s Common Stock and/or any class of stock convertible into its Common Stock as a dividend (an “Asset Dividend”), the Company shall give the Warrant Holder notice, in writing, not less than ten (10) Business Days prior to the record date for the receipt of such Asset Dividend (an “Asset Dividend Notice”). Each Warrant Holder shall have five (5) Business Days from the date of receipt of an Asset Dividend Notice (the “Asset Dividend Election Period”) to inform the Company, in writing, that such Warrant Holder affirmatively elects to receive the applicable Asset Dividend, in which case the applicable Warrant Holder shall be entitled to acquire, upon the terms applicable to such Asset Dividends, the aggregate Asset Dividend which the Warrant Holder could have acquired if the Warrant Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the distribution of such Asset Dividend, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the distribution of such Asset Dividend. In the event a Warrant Holder does not elect, in writing, to receive the applicable Asset Dividend within the Asset Dividend Election Period, the then-current Purchase Price of the shares of Common Stock acquirable upon complete exercise of this Warrant on the record date set forth in the preceding sentence shall be adjusted downward by an amount equal to the fair market value of the Asset Dividend as of the applicable record date (as determined by the Company’s Board of Directors in good faith).using a pricing model in accordance with accounting principles generally accepted in the United States). Given that the aforementioned downward adjustment is unilaterally made by the Company’s Board of Directors, such adjustments will be favorable to the Warrant Holder, and will be made to negate the dilution event. (e) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization or Reclassification. In the event the Company, at any time or from time to time while this Warrant is outstanding, (i) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for capital stock or other securities or property of any other entity, or (iii) shall transfer all or substantially all of its properties and assets to any other entity, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than one deemed to result in the issuance of additional Common Stock), then, and in each such event, lawful provision shall be made so that the Warrant Holder shall be entitled to receive upon the exercise hereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, in lieu of the shares of Common Stock issuable upon exercise of this Warrant prior to such consummation, the capital stock and other securities and property to which the Warrant Holder would have been entitled upon such consummation if the Warrant Holder had exercised this Warrant immediately prior thereto. This Section 2.1(e) shall not apply to any merger or consolidation of the Company solely for the purposes of changing the legal domicile or jurisdiction of the Company. (f) Certificate of Adjustment. The Company shall, within a reasonable time period after written request at any time by any Warrant Holder, furnish or cause to be furnished to the Warrant Holder a certificate setting forth adjustments of the Purchase Price and of the number of shares of Common Stock issuable upon exercise of this Warrant and the amount, if any, of other property at the time receivable upon the exercise of this Warrant. (g) No Other Adjustment. The number of shares of Common Stock issuable upon exercise of this Warrant and the Purchase Price shall not be adjusted except in the manner and upon the terms and conditions set forth in Section 2 of this Warrant. For clarity purposes, and notwithstanding anything contained herein to the contrary, in no event shall a Warrant Holder be entitled to both a dividend (including an Asset Dividend), distribution, Purchase Right or other payment or right of any kind or nature whatsoever (whether cash, securities, or otherwise) with respect to a share of Common Stock pursuant to Section 2(c), 2(d) or 2(e) and a corresponding downward adjustment to the Purchase Price of the same share of Common Stock. (h) Exempt Issuances. Notwithstanding the foregoing or anything contained in this Section 2 to the contrary, the provisions of this Section 2 shall not apply to any Exempt Issuance. For purposes hereof, an “Exempt Issuance” shall mean the issuance of Common Stock or Common Stock Equivalents: (i) to employees or directors of, or consultants to, the Company upon approval by the Company’s Board of Directors or under an equity incentive or similar stock plan approved by the Company’s Board of Directors, (ii) upon the exercise or conversion of securities that are issued and outstanding as of the Issue Date, (iii) in full or partial consideration in connection with a bona fide merger, acquisition, consolidation or purchase of all or substantially all of the securities or assets of a Person, provided such issuance is not for the primary purpose of raising capital by the Company; (iv) in connection with any contingent or conditional indebtedness of the Company arising from or related to any contractual or other obligation of the Company entered into prior to the Issue Date; (v) in connection with any equity or other financing undertaken by the Company resulting in gross proceeds of less than two million dollars ($2,000,000); (vi) in connection with a bona fide strategic license or lease agreement, supply agreement, marketing or distribution agreement, or other bona fide partnering arrangement, provided such issuance is not for the primary purpose of raising capital by the Company; or (vii) to a bank or other financial institution pursuant to a bona fide commercial indebtedness financing or to an equipment lessor pursuant to a bona fide equipment leasing agreement. (i) Adjustments Subject to Stock Exchange Requirements. Any and all amendments and adjustments to the number of shares of Common Stock issuable upon exercise of this Warrant and the Purchase Price as contemplated in this Section 2 are subject to, and may only be made in compliance with, the rules of the Canadian Stock Exchange (the “CSE”) or such other exchange on which the Common Stock are listed for trading, as well as all and applicable Canadian and U.S. securities laws. In the event applicable Canadian or U.S. securities laws or the rules and regulations of the CSE or any other stock exchange on which the Common Stock are listed for trading require any amendments or adjustments to the number of shares of Common Stock issuable upon exercise of this Warrant and/or the Purchase Price, and such amendments or adjustments conflict with the terms and provisions of this Warrant, the Company may make the adjustments required pursuant to Canadian or U.S. securities laws or the rules and regulations of the CSE or any other stock exchange on which the Common Stock are listed for trading instead of the amendments and adjustments set forth herein in the Company’s reasonable discretion, and such amendments and adjustments shall not be a violation of this Warrant by the Company. 3. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereof. In lieu of any fractional shares of Common Stock that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value. 4. No Stockholder Rights. This Warrant shall not entitle the Warrant Holder to any of the rights of a stockholder of the Company. 5. Reservation of Shares. The Company covenants that the shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved and, when issued and paid for, will be validly issued, fully paid and non-assessable. The issuance of this Warrant shall constitute full authority to those officers of the Company who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant. 6. Exercise of Warrant. 6.1 Time and Manner of Exercise. This Warrant may be exercised at any time or from time to time on or after the date hereof, but in no event later than the Expiration Date. In order to exercise this Warrant, in whole or in part, the Warrant Holder shall deliver to the Company, at its address specified in Section 10 below, (i) a written notice in the form of Annex A attached hereto of such Warrant Holder’s election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) a wire transfer or a certified or official bank check or checks payable to the order of the Company in an amount equal to the product of the Purchase Price and the number of shares of Common Stock to be purchased at such time pursuant to the Warrant, and (iii) this Warrant. Upon receipt of such items, the Company shall, as promptly as practicable, issue or cause to be issued and delivered to such Warrant Holder a direct registration system statement or, if requested by the Warrant Holder, multiple a direct registration system statements representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3 above. This Warrant shall be deemed to have been exercised and such direct registration system statement or direct registration system statements shall be deemed to have been issued, and such Warrant Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with said cash or check or checks and this Warrant, are received by the Company as aforesaid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of said direct registration system statement or direct registration system statements, deliver to such Warrant Holder a new Warrant evidencing the rights of such Warrant Holder to purchase the unpurchased shares of Common Stock, or such other securities as may become subject to the right to purchase by the Warrant Holder under the terms hereof, which new Warrant shall in all other respects be identical to this Warrant. 6.2 Net Settlement (Cashless) Exercise. In any exercise of this Warrant on any date occurring twelve (12) months after the date of issuance of this Warrant, and, provided that the Fair Market Value (as defined below) of the Common Stock is greater than the Purchase Price of the Common Stock on such exercise date, in lieu of payment of the aggregate Purchase Price in the manner specified in Section 6.1 above, but otherwise in accordance with the requirements of this Warrant, the Warrant Holder may elect to receive shares of Common Stock equal to the value of this Warrant, or portion hereof as to which the Warrant is being exercised. Thereupon, the Company shall issue to the Warrant Holder such a number of fully paid and nonassessable shares of Common Stock as is computed using the following formula: X = Y(A-B) / A Where: X = The number of shares of Common Stock to be issued to the Warrant Holder Y = The number of shares of Common Stock with respect to which this Warrant is being exercised A = The Fair Market Value of the shares of Common Stock with respect to which this Warrant is being exercised.

B = The Purchase Price (as set forth in Section 1.3 hereof) For purposes of this Warrant, including without limitation this Section 6.2, “Fair Market Value” means the average closing volume weighted average price of the Company’s Common Stock on the CSE or such other principal stock exchange on which the Company’s securities are traded for the twenty (20) trading days immediately preceding the applicable exercise date.   6.3 Payment of Taxes and Expenses. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed in respect of, the issue or delivery thereof, other than any federal, state or local income tax or other tax based upon gross or net income, owed by the Warrant Holder on account of such issuance or delivery. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Warrant Holder, and in such case the Company shall not be required to issue or deliver any direct registration system statements until such tax or other charge has been paid or it has been established to the Company’s reasonable satisfaction that no such tax or other charge is due. 6.4 No Cash Settlement. In no event shall the Company be required to settle the Warrants in cash. 7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at the expense of the Warrant Holder, shall execute and deliver, in lieu thereof, a new warrant. 8. Transfer of Warrant. This Warrant and all rights hereunder are transferable upon surrender of this Warrant properly endorsed; provided that: (a) such transfer must be effected in accordance with applicable securities laws and the rules and regulations of all securities exchanges on which the Common Stock are traded and, if requested by the Company, the Warrant Holder shall have delivered to the Company a legal opinion or such other evidence as the Company may reasonably request demonstrating the proposed transfer complies with all applicable securities laws and the rules and regulations of all securities exchanges on which the Common Stock are traded, (b) the Company is, within a reasonable time prior to such transfer, furnished with written notice of the name and address of the transferee and the portion of the shares of Common Stock issuable upon exercise of this Warrant to which the transferee is entitled, and (c) the Company has approved of such transfer (such approval not to be unreasonably withheld, conditioned or delayed). Upon such surrender, the Company, at the expense of the transferee or transferor hereof, as the transferee and transferor may decide between themselves, will issue and deliver to, on the order of the transferee, a new Warrant in the name of such transferee or as such transferee (on payment by such transferee of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant surrendered. 9. Miscellaneous. This Warrant shall be governed by the laws of New York. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. For the avoidance of doubt, any Common Stock issued upon exercise of this Warrant shall be unregistered and restricted from being offered, sold, transferred, assigned, pledged or hypothecated except in accordance with applicable securities laws. 10. Notice Generally. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, addressed to the Warrant

Holder at such Warrant Holder’s last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. 11. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND THE WARRANT HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 12. Amendments and Waiver. Any provision of this Warrant may be amended, modified or supplemented, and waiver or consents to departures from the provisions of this Warrant may be given, with written consent of both the Company and the Collateral Agent (at the direction of the holders of Warrants constituting greater than fifty percent (50%) of all the outstanding Warrants issued in connection with the Offering). Any such amendment or waiver shall apply to and be binding upon the Warrant Holder, upon each future holder of this Warrant and upon the Company, whether or not the Warrant Holder shall have agreed to such amendment or the giving of such waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived.   [Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed and issued this Warrant as of December 7, 2022. JUSHI HOLDING INC., a British Columbia corporation By: __________________________ Name: Title: ACKNOWLEDGED AND AGREED: WARRANT HOLDER: (Printed Name of the Warrant Holder) (Signature: by authorized officer if a corporation; by authorized member or manager if a limited liability company; by general partner if a partnership; by owner of a sole proprietorship; by the trustee if a trust, by the Holder if an individual) (Title, if signing on behalf of an entity)

SIGNATURE PAGE TO WARRANT ANNEX A NOTICE OF EXERCISE (To be Executed by the Registered Holder in Order to Exercise the Warrant) The undersigned hereby irrevocably elects to exercise the right to purchase __________________________ (________) shares of Common Stock, no par value, of Jushi Holding Inc., covered by Warrant No. ____ according to the conditions thereof. The undersigned hereby elects to exercise by: ___ (a) Making payment of the Purchase Price of such shares of Common Stock in accordance with the provisions of Section 6.1 of the Warrant, in full, in the amount of $____________; OR ___ (b) Electing to use the net settlement (cashless) exercise provisions of Section 6.2 of the Warrant. The undersigned understands that the shares of Common Stock being issued hereunder have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and that such shares of Common Stock may not be sold, transferred, or assigned in the United States except: (i) pursuant to an effective registration thereof under the Act; or (ii) if in the opinion of counsel for the registered owner thereof, which opinion is reasonably satisfactory to the Company, the proposed sale, transfer or assignment may be effected without such registration under the Act and will not be in violation of any applicable state or other jurisdiction securities laws. Dated: Printed Name of Registered Warrant Holder: Signature: Address: